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                                                                    EXHIBIT 32.2


                                CERTIFICATION OF
                             CHIEF FINANCIAL OFFICER
                        OF OIL STATES INTERNATIONAL, INC.
           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 AND RULE 13a - 14(b) UNDER THE
                         SECURITIES EXCHANGE ACT OF 1934


         In connection with the Annual Report on Form 10-K for the annual period ended December 31, 2004 filed with the Securities and Exchange Commission (the "Report"), I, Cindy B. Taylor, Senior Vice President and Chief Financial Officer of Oil States International, Inc. (the "Company"), hereby certify, to the best of my knowledge, that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





                                               /s/ Cindy B. Taylor
                                               ---------------------------------
                                               Name: Cindy B. Taylor
                                               Date: March 1, 2005